EXHIBIT 10.1

AMENDMENT NO.2 TO SECURITIES PURCHASE AGREEMENT

This Amendment No. 2 to Securities Purchase Agreement (this “Amendment”), dated as of March 25, 2011, is entered into by and among Green EnviroTech Holdings Corp., a Delaware corporation (the “Purchaser”), Magic Bright Limited, a corporation existing under the laws of Hong Kong (“Magic Bright”), and the members of Magic Bright named on the signature pages hereto (collectively, the “Sellers”).

WITNESSETH:

WHEREAS, on February 14, 2011, the Purchaser, Magic Bright and the Sellers entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”);

WHEREAS, on March 16, 2011, the Purchaser, Magic Bright and the Sellers entered into Amendment No. 1 to the Securities Purchase Agreement (as amended, referred to hereinafter as the “Securities Purchase Agreement”);

WHEREAS, the Purchaser, Magic Bright and the Sellers desire to amend the Securities Purchase Agreement as more particularly set forth below;

NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

1.           Section 1.1 of the Securities Purchase Agreement shall be deleted in its entirety and replaced by the following which shall be inserted in lieu thereof:

“Upon the terms and subject to the conditions contained herein, on or before March 30, 2011 (the “Closing Date”), each Seller shall sell, assign, transfer, convey and deliver to the Purchaser, and the Purchaser shall purchase from each Seller, all Ordinary Shares of Magic Bright owned by such Seller set forth opposite such Seller's name on Schedule 1 attached hereto.”

2.           Except as modified herein, the terms of the Securities Purchase Agreement shall remain in full force and effect.

3.           This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same Amendment.  A signature delivered by facsimile shall constitute an original.

[Signature Page Follows]

[SIGNATURE PAGE TO AMENDMENT TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of this 25th day of March, 2011.

GREEN ENVIROTECH HOLDINGS CORP.

By: /s/ Gary DeLaurentiis
Name: Gary DeLaurentiis
Title: Chief Executive Officer

MAGIC BRIGHT LIMITED

By: /s/ Wong Kwok Wing Tony
Name: Wong Kwok Wing Tony
Title: Director

SELLERS:

 /s/ Wong Kwok Wing Tony
 Wong Kwok Wing Tony

/s/ Chan Sau Fong
Chan Sau Fong